Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006 are based on the historical financial statements of Advent Software, Inc. after giving effect to Advent’s disposition of MicroEdge, Inc. (“MicroEdge”) on October 1, 2009 as more fully described at Item 2.01 of this Form 8-K and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 is presented as if the disposition of MicroEdge had occurred on June 30, 2009.

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2009 and 2008 and year ended December 31, 2008, 2007 and 2006 are presented as if the MicroEdge disposition had occurred on January 1, 2006 and were carried though each of the respective periods.

The unaudited pro forma condensed consolidated financial statements have been prepared by management for illustrative purposes only in accordance with Article 11 of SEC Regulation S-X and are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had Advent and MicroEdge not been a combined company during the specified periods. The unaudited pro forma condensed consolidated financial statements, including notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with Advent’s historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 and its Form 10-Q for the three months ended June 30, 2009.

ADVENT SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2009

(In thousands)

(Unaudited)

	Historical	Pro Forma
	Advent	Adjustments		Advent
ASSETS
Current assets:
Cash and cash equivalents	$47,038	$26,951	(B)	$73,989
Accounts receivable, net	45,516	(3,911)	(A)	41,605
Deferred taxes, current	13,133	(663)	(A)	12,470
Prepaid expenses and other	17,574	(387)	(A)	17,187
Total current assets	123,261	21,990		145,251

Property and equipment, net	38,244	(2,421)	(A)	35,823
Goodwill	151,232	(7,003)	(A)	144,229
Other intangibles, net	26,849	(1,934)	(A)	24,915
Deferred taxes, long-term	54,785	(619)	(A)	54,166
Other assets, net	10,642	(170)	(A)	10,472

Total assets	$405,013	$9,843		$414,856

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,966	$(356)	(A)	$3,610
Accrued liabilities	26,083	(1,918)	(A)	24,165
Deferred revenues	141,131	(10,811)	(A)	130,320
Income taxes payable	6,141	(1,462)	(A)	15,008
		10,329	(C)
Total current liabilities	177,321	(4,218)		173,103
Deferred income taxes	280	(280)	(A)	—
Deferred revenue, long-term	6,987	(346)	(A)	6,641
Other long-term liabilities	10,148	(782)	(A)	9,366

Total liabilities	194,736	(5,626)		189,110

Commitments and contingencies

Stockholders’ equity:
Common stock	254	—		254
Additional paid-in capital	369,509	—		369,509
Accumulated deficit	(168,216)	14,265	(C)	(153,951)
Accumulated other comprehensive income	8,730	1,204	(A)	9,934

Total stockholders’ equity	210,277	15,469		225,746

Total liabilities and stockholders’ equity	$405,013	$9,843		$414,856

The accompanying notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

ADVENT SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2009

(In thousands, except per share data)

(Unaudited)

	Historical	Pro Forma
	Advent	Adjustments (D)	Advent

Net revenues:
Term license, maintenance and other recurring	$120,639	$(9,569)	$111,070
Perpetual license fees	7,225	(1,962)	5,263
Professional services and other	14,454	(1,394)	13,060

Total net revenues	142,318	(12,925)	129,393

Cost of revenues:
Term license, maintenance and other recurring	24,408	(1,599)	22,809
Perpetual license fees	303	(113)	190
Professional services and other	16,691	(1,129)	15,562
Amortization of developed technology	2,963	(234)	2,729

Total cost of revenues	44,365	(3,075)	41,290

Gross margin	97,953	(9,850)	88,103

Operating expenses:
Sales and marketing	33,357	(2,446)	30,911
Product development	26,476	(3,127)	23,349
General and administrative	18,701	(1,405)	17,296
Amortization of other intangibles	888	(11)	877
Restructuring charges	47	9	56

Total operating expenses	79,469	(6,980)	72,489

Income from operations	18,484	(2,870)	15,614
Interest and other income, net	1,824	(45)	1,779

Income before income taxes	20,308	(2,915)	17,393
Provision for income taxes	6,057	(1,186)	4,871

Net income	$14,251	$(1,729)	$12,522

Net income per share:
Basic	$0.56		$0.50
Diluted	$0.55		$0.48

Weighted average shares used to compute basic and diluted net income per share
Basic	25,265		25,265
Diluted	26,053		26,053

The accompanying notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

ADVENT SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2008

(In thousands, except per share data)

(Unaudited)

	Historical	Pro Forma
	Advent	Adjustments (D)	Advent

Net revenues:
Term license, maintenance and other recurring	$99,977	$(8,575)	$91,402
Perpetual license fees	10,867	(2,550)	8,317
Professional services and other	14,656	(1,132)	13,524

Total net revenues	125,500	(12,257)	113,243

Cost of revenues:
Term license, maintenance and other recurring	22,313	(1,827)	20,486
Perpetual license fees	541	(315)	226
Professional services and other	16,245	(1,359)	14,886
Amortization of developed technology	1,454	(348)	1,106

Total cost of revenues	40,553	(3,849)	36,704

Gross margin	84,947	(8,408)	76,539

Operating expenses:
Sales and marketing	31,016	(2,867)	28,149
Product development	25,898	(3,938)	21,960
General and administrative	18,459	(1,272)	17,187
Amortization of other intangibles	729	(142)	587
Restructuring charges	55	—	55

Total operating expenses	76,157	(8,219)	67,938

Income from operations	8,790	(189)	8,601
Interest and other income, net	3,786	1	3,787

Income before income taxes	12,576	(188)	12,388
Provision for income taxes	2,586	(55)	2,531

Net income	$9,990	$(133)	$9,857

Net income per share:
Basic	$0.37		$0.37
Diluted	$0.36		$0.35

Weighted average shares used to compute basic and diluted net income per share
Basic	26,641		26,641
Diluted	28,046		28,046

The accompanying notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

ADVENT SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

(In thousands, except per share data)

(Unaudited)

	Historical	Pro Forma
	Advent	Adjustments (D)	Advent

Net revenues:
Term license, maintenance and other recurring	$209,365	$(17,921)	$191,444
Perpetual license fees	22,727	(5,919)	16,808
Professional services and other	32,740	(3,108)	29,632

Total net revenues	264,832	(26,948)	237,884

Cost of revenues:
Term license, maintenance and other recurring	47,343	(3,545)	43,798
Perpetual license fees	915	(427)	488
Professional services and other	37,439	(3,281)	34,158
Amortization and impairment of developed technology	4,497	(1,436)	3,061

Total cost of revenues	90,194	(8,689)	81,505

Gross margin	174,638	(18,259)	156,379

Operating expenses:
Sales and marketing	63,539	(5,600)	57,939
Product development	50,154	(7,257)	42,897
General and administrative	38,144	(2,257)	35,887
Amortization of other intangibles	1,315	(155)	1,160
Acquired in-process research and development	400	—	400
Restructuring charges	360	(259)	101

Total operating expenses	153,912	(15,528)	138,384

Income from operations	20,726	(2,731)	17,995

Interest expense	(584)	—	(584)
Interest income and other, net	314	55	369
Gain on sale of equity investments, net	3,393	—	3,393

Income before income taxes	23,849	(2,676)	21,173
Provision for income taxes	4,954	(1,097)	3,857

Net income	$18,895	$(1,579)	$17,316

Net income per share:
Basic	$0.71		$0.65
Diluted	$0.68		$0.62

Weighted average shares used to compute basic and diluted net income per share
Basic	26,640		26,640
Diluted	27,893		27,893

The accompanying notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

ADVENT SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

(In thousands, except per share data)

(Unaudited)

	Historical	Pro Forma
	Advent	Adjustments (D)	Advent

Net revenues:
Term license, maintenance and other recurring	$166,540	$(14,893)	$151,647
Perpetual license fees	26,504	(6,270)	20,234
Professional services and other	22,259	(2,570)	19,689

Total net revenues	215,303	(23,733)	191,570

Cost of revenues:
Term license, maintenance and other recurring	38,008	(2,710)	35,298
Perpetual license fees	851	(486)	365
Professional services and other	27,464	(2,479)	24,985
Amortization of developed technology	1,567	(158)	1,409

Total cost of revenues	67,890	(5,833)	62,057

Gross margin	147,413	(17,900)	129,513

Operating expenses:
Sales and marketing	55,422	(5,264)	50,158
Product development	41,869	(5,307)	36,562
General and administrative	34,799	(2,506)	32,293
Amortization of other intangibles	1,879	(435)	1,444
Acquired in-process research and development	150	(150)	—
Restructuring charges	965	—	965

Total operating expenses	135,084	(13,662)	121,422

Income from operations	12,329	(4,238)	8,091

Interest expense	(1,181)	—	(1,181)
Interest income and other, net	1,966	(3)	1,963
Gain on sale of equity investments, net	3,680	—	3,680

Income before income taxes	16,794	(4,241)	12,553
Provision for income taxes	4,163	(1,656)	2,507

Net income	$12,631	$(2,585)	$10,046

Net income per share:
Basic	$0.48		$0.38
Diluted	$0.45		$0.36

Weighted average shares used to compute basic and diluted net income per share
Basic	26,495		26,495
Diluted	28,067		28,067

The accompanying notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

ADVENT SOFTWARE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2006

(In thousands, except per share data)

(Unaudited)

	Historical	Pro Forma
	Advent	Adjustments (D)	Advent

Net revenues:
Term license, maintenance and other recurring	$138,104	$(12,978)	$125,126
Perpetual license fees	27,098	(5,476)	21,622
Professional services and other	18,891	(2,728)	16,163

Total net revenues	184,093	(21,182)	162,911

Cost of revenues:
Term license, maintenance and other recurring	32,968	(2,085)	30,883
Perpetual license fees	817	(456)	361
Professional services and other	23,817	(2,502)	21,315
Amortization of developed technology	1,200	(210)	990

Total cost of revenues	58,802	(5,253)	53,549

Gross margin	125,291	(15,929)	109,362

Operating expenses:
Sales and marketing	50,177	(4,825)	45,352
Product development	34,859	(5,040)	29,819
General and administrative	32,936	(1,745)	31,191
Amortization of other intangibles	3,866	(433)	3,433
Restructuring charges	3,735	—	3,735

Total operating expenses	125,573	(12,043)	113,530

Loss from operations	(282)	(3,886)	(4,168)

Interest expense	(90)	—	(90)
Interest income and other, net	3,943	—	3,943

Income (loss) before income taxes	3,571	(3,886)	(315)
Benefit from income taxes	(79,031)	(426)	(79,457)

Net income	$82,602	$(3,460)	$79,142

Net income per share:
Basic	$2.85		$2.73
Diluted	$2.70		$2.59

Weighted average shares used to compute basic and diluted net income per share
Basic	29,003		29,003
Diluted	30,537		30,537

The accompanying notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

NOTES TO PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1—Basis of Presentation

On October 1, 2009, Advent Software, Inc. (the “Company”) completed the sale of MicroEdge, Inc. (“MicroEdge”) a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger (the “Agreement”) entered on July 27, 2009, by and among the Company, Microedge Holdings, LLC (“Purchaser”), a Delaware limited liability company and an affiliate of Vista Equity Partners III, LLC, Microedge Merger Sub, LLC, a New York limited liability company and a wholly-owned subsidiary of Purchaser (“Merger Sub”), MicroEdge, and, with respect to Article VII, Article VIII and Article IX thereof only, U.S. Bank National Association as escrow agent. Pursuant to the Agreement, MicroEdge merged with and into Merger Sub.

The total consideration received by the Company in connection with the disposition was approximately $30 million in cash, of which approximately $27 million in cash was paid on the closing date. Approximately $3 million of the Purchase Price has been placed in escrow for eighteen (18) months following the close to be held as security for losses that may be incurred by the Purchaser in the event of certain breaches of the representations and warranties contained in the Agreement or certain other events.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 is presented to give effect to Advent’s disposition of MicroEdge as if the transaction had been consummated on that date. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2009 and 2008 and years ended December 31, 2008, 2007 and 2006 are presented as if Advent’s disposition of MicroEdge had been consummated on January 1, 2006 and applying the assumptions and adjustments described in the accompanying notes to these unaudited pro forma condensed consolidated financial statements.

Note 2—Pro Forma Adjustments

The accompanying unaudited pro forma condensed consolidated financial statements reflect the following pro forma adjustments:

(A)       To reflect the elimination of asset, liability and accumulated other comprehensive loss amounts associated with the discontinued operations of MicroEdge in accordance with FASB Accounting Standards Codification (“ASC”) ASC 360, “Property, Plant, and Equipment” and ASC 205-20 “Discontinued Operations”, as if the sale had been consummated on June 30, 2009.

(B)       To reflect the portion of the sale proceeds received less transaction costs paid on October 1, 2009, as if the sale had been consummated on June 30, 2009.

(C)       To reflect the preliminary gain on sale, net of tax, and pro forma taxes payable as if the sale had been consummated on June 30, 2009. The Company applied the statutory tax rate of 42% for pro forma purposes. The gain on sale is preliminary because final analyses of the sale consideration, asset, liability, and other comprehensive loss amounts as well as the effective tax rate are not yet complete. When the final accounting for the gain is made, a significant portion of the income tax related to the sale will reduce deferred tax assets rather than increase income taxes payable. A final determination of the gain on sale, and the underlying tax impact, including whether any amounts are payable, will be made when the Company reports its results for the fourth quarter of 2009.

(D)       To eliminate the financial results of operations associated with the discontinued operations of MicroEdge in accordance with FASB Accounting Standards Codification (“ASC”) ASC 360, “Property, Plant, and Equipment” and ASC 205-20, “Discontinued Operations”, as if the sale had been consummated on January 1, 2006.

The accompanying unaudited pro forma condensed consolidated financial statements do not reflect the following:

•                  The Purchase Price proceeds of $3 million that are being held in escrow for eighteen months following the close of sale. Due to the uncertainty regarding the realization of this asset which is being held as security for losses that may be incurred by the Purchaser, the Company has excluded this item from its pro forma condensed consolidated financial statements.

•                  Estimated restructuring charges of $4 million, consisting primarily of facility exit costs, related to Advent’s vacating of its leased property located at 619 West 54th Street in New York, New York on October 1, 2009.